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                            Memorandum of Agreement



                                    between



                             e-commerce group Inc.



                                      and



                           Greenfield Ventures Ltd.,



                                      for



                  e-commerce group Inc. Recruitment Services




                                                       Dated: 25/th/
                                                  October 1999


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Memorandum of Agreement


Participants

The participants of this memorandum are as follows:
1. E-commerce group Inc, formerly Dalton International Resources Inc. a NASDAQ Bulletin Board quoted company (ECGM(E)- formerly DIRI
2.   Greenfield Ventures Ltd (GVL)

In each case their duly authorized officers represent the companies. The confidentiality expressed throughout extends to all other officers and or associates of the participating companies and further assumes that there are already NDA's covering the confidentiality.

Objective

Once signed, this document will set out the detailed the terms of a contract where Greenfield Ventures Ltd. Will provide Recruitment Services to e-commerce group Inc. on terms as specified within this contract. In essence the recruitment of world class/industry leading individuals to join the e-commerce Inc. team.

The terms set out in the enclosed are binding and form the basis of a legal commitment by all the parties.

Greenfield Ventures (GVL)

     . GVL is retained as the exclusive recruitment consultants to the group for a period of three years
     . The commencement date of the contract will be the date of completion of the Private Placement of funds to ECGM under the Offering Memorandum dated November 15/th/ 1999 issued by ECGM.
     . This contract shall remain in force for the duration of this contract unless one of the following situations transpires:
        .  ECGM is acquired or merged with another group.
        . ECGM goes into receivership, Chapter 11 or liquidation or any other form of administration within/by any of its operating groups or subsidiaries

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        .  GVL is acquired or merged with another group deemed to be of a competitive or negative influence/nature.
        . GVL goes into receivership, Chapter 11 or liquidation or any other form of administration within/by any of its operating groups or subsidiaries
        . If by mutual agreement GVL has been unable to perform its duties in accordance with the requirements of ECGM. In this case ECGM reserves the right to appoint another agency to complete the outstanding appointments without course to honor the balance of the contract.
     . The scope of the recruitment requirements is outlined in Appendix 1-- Headcount Plan & Recruitment schedule
     . GVL agrees to work diligently to always seek the very best calibre of staff each of the positions outlined in the attached Appendix-- R1-- Recruitment Contract Schedule
     . It is clearly understood that the executive Management team has the exclusive right of refusal to any candidate offered by GVL for any reason, or for no reason.
     . It is further understood that the Headcount Plan & Recruitment schedule outlined in Appendix 1 only provides a guideline and may due to business or economic reasons change both in time and numbers.
     . ECGM however, commit to the recruitment of the following key positions as identified in the schedule.
           1. Chief Finance Officer
           2. Development Director
           3. USA Regional Director
           4. Asia Regional Director
        . This is on the clear understanding that suitable candidates are offered within the required timescale.
        . Failure on the part of ECGM to accept these individuals will result in their honoring the recruitment fee, regardless of whether the individual/s joined or not. Notwithstanding this, in the event the commensurate fee has been paid where no individual has been recruited the company can at a later date request recruitment against the/those positions without further fees being due.
     . The commensurate fees and Options structure is outlined in the attached Appendix R2-- Compensation Schedule.
     . Payments, and where contracted, the issuance of Options, in respect of each new recruit will be made within 30 days of the commencement of the employee

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          .    Should an employee leave the company within 180 days from their start date, any Options issued will be suspended pending a replacement candidate joining the company. Only 50% of the cash compensation due on the original replacement will be due on the replacement. Options issued on the original placement will become 'released' once the new recruit has started work. Such Options will have a restricted period of not less than 180 days from the date of the new employees commencement date but on no account will the Options be restricted for less than twelve months in total.
          . Any Options issued in respect of this Memorandum of Agreement will have a minimum restriction period of one year (twelve months). All Options in respect of this agreement must be redeemed (paid up) within two years from date of issue. Failure to pay for Options within two years will result in their being cancelled. Under no condition will the term be extended and failure on either party to remind the other of their term or maturing date will not provide grounds for any extention or review of the terms.
          . The compensation of monies and Options disclosed in Appendix R2-Compensation Schedule, represent the total amounts due to GVL in respect of this recruitment Contract.
          . GVL may appoint agents or work with other organizations to fulfill it's obligation under this contract however, no other fees, other than those expressly declared in the schedule Appendix R2- Compensation Schedule, are offered or implied.
          . The executive management of e-commerce group Inc. agree to forward all direct approaches for employment at e-commerce group Inc. to GVL for follow up and processing.

     Exit Terms

     The spirit of this agreement, as previously stated, is to move quickly to the completion of the raising of finance under the Offering Memorandum, dated 1/st/ November 1999. Because of the level of expense incurred on the promoting parties this agreement is binding save for the acceptable 'Exit Terms' listed below;
     . The required funding is not made available within the timeframe detailed in the Offering Memorandum, dated 8/th/ November 1999
     . A period of 120 days has lapsed (from the date of signing this agreement) prior to completion of the Offering Memorandum.

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     In the case the of failure to raise financing through the Offering
     Memorandum this contract ceases to have any value and no compensation is due to any party by the other.


     Appendix
     Appendix R1 - Recruitment Contract Schedule
     Appendix R2 - Compensation Schedule


     The signatories of this Memorandum of Understanding, (e-com Recruitment
     MOA) hereby agree to voluntarily cooperate, according to their respective roles and competencies and to conclude the project described above in a positive and constructive manner for the benefit of all parties present and future.


     Further they agree to conduct themselves within the framework of the regulatory bodies where required.


     Each party agrees that this forms a binding contract on the terms set out herein agrees it.

     Signed                   Signed                      Signed


                              /s/ T. Taylor               /s/ Tony Arnold
     ___________________      -----------------           -------------------

     Print Name               Print Name                  Print Name


     DAVID WONG
     Company Secretary

                                T E TAYLOR                    TONY ARNOLD
     ___________________      -----------------           -------------------
     On behalf of:            On behalf of:               Witness thereof:


     e-commerce group Inc.    Greenfield Ventures Ltd.    134 Hilmarton
                                                          Reading
                                                          Buckinghamshire
                                                          UK
                                                          RG64HJ

     ___________________________________________________________________________

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Appendix R1 - Recruitment Contract Schedule

                                                                                          Start time frame
                                                                                          --------------------------------------
                                                                                          FY 2000             FY2001
Position                                 Salary (Pounds) pa. Comm     Total    Location   QI   Q2   Q3   Q4   Q1   Q2   Q3   Q4
--------------------------------------------------------------------------------------------------------------------------------
CFO                                       75000             25000     100000      UK       1  __________________________________
Group Sales & Marketing Director          75000             25000     100000      UK            1 ______________________________
USA Regional Director                     75000             25000     100000      USA           1 ______________________________
Asia Regional Director                    75000             25000     100000      HK/Sing       1 ______________________________
Network ISP Sales Exec                    40000             25000      65000      UK            1 ______________________________
Kiosk Systems Sales Manager               40000             25000      65000      UK       1 ___________________________________
Kiosk Pre-Sales Engineer                  30000              3000      33000      UK                     1 _____________________
Senior Network Engineer                   20000              2000      22000      UK                     1 _____________________
Senior Network Engineer                   20000              2000      22000      UK                          1 ________________
Customer Services Engineer                15000              1500      16500      UK                1 __________________________
Customer Services Engineer                15000              1500      16500      UK                1 __________________________
Development Director                      60000              6000      66000      UK       1 ___________________________________
Senior Hardware Dev. Engineer             30000              3000      33000      UK       1 ___________________________________
Senior S/W Dev. Engineer                  40000              4000      44000      UK       1 ___________________________________
Software Dev. Engineer                    25000              2500      27500      UK            1 ______________________________
Software Dev. Engineer                    25000              2500      27500      UK            1 ______________________________
Production Engineering/Quality Mgr        35000              3500      38500      UK                     1 _____________________
Group Marketing Manager                   35000              3500      38500      UK       1 ___________________________________
Group Marcoms Exec.                       30000              2500      32500      UK                          1 ________________
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Totals (# of heads by month/Fee Warrants)                                                  6    6   2    3    2     0    0    0
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

The Board of e-commerce group Inc. may at its discretion bring forward or delay any or all of the placements listed above
In the case of a delay the only commitment is to honor the payment for the placements as agreed to in the initial contract and highlighted above.

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Appendix R2 - Compensation Schedule

                                      Salary                                  Fee       Rate                              Total
Position                            (Pounds)'s pa.   Comm   Total   Location  % of S$'s $1,00     $3.50       $5.00       Warrants
------------------------------------------------------------------------------------------------------------------------------------
CFO                                     75000         25000  100000   UK           0%   $  25,000     25000                  25000
Group Sales & Marketing Director        75000         25000  100000   UK           0%   $  25,000     25000                  25000
USA Regional Director                   75000         25000  100000   USA          0%   $  40,000         0   400000         40000
Asia Regional Director                  75000         25000  100000   HK/Sing      0%   $  40,000         0   400000         40000
Network ISP Sales Exec                  40000         25000   65000   UK          15%   $   9,750         0     6500          6500
Kiosk Systems Sales Manager             40000         25000   65000   UK          15%   $   9,750         0     6500          6500
Kiosk Pre-Sales Engineer                30000          3000   33000   UK          15%   $   4,950         0     3300          3300
Senior Network Engineer                 20000          2000   22000   UK          15%   $   3,300         0     2200          2200
Senior Network Engineer                 20000          2000   22000   UK          15%   $   3,300         0        0  2200    2200
Customer Services Engineer              15000          1500   16500   UK          15%   $   2,475         0     1650          1650
Customer Services Engineer              15000          1500   16500   UK          15%   $   2,475         0     1650          1650
Development Director                    60000          6000   66000   UK           0%   $  25,000     25000        0         25000
Senior Hardware Dev. Engineer           30000          3000   33000   UK          15%   $   4,950         0     3300          3300
Senior S/W Dev. Engineer                40000          4000   44000   UK          15%   $   6,600         0     4400          4400
Software Dev. Engineer                  25000          2500   27500   UK          15%   $   4,125         0     2750          2750
Software Dev. Engineer                  25000          2500   27500   UK          15%   $   4,125         0     2750          2750
Production Engineering/Quality Mgr.     35000          3500   38500   UK          15%   $   5,775         0     3850          3850
Group Marketing Manager                 35000          3500   38500   UK          15%   $   5,775         0     3850          3850
Group Marcoms Exec.                     30000          2500   32500   UK          15%   $   4,875         0        0  3250    3250
------------------------------------------------------------------------------------------------------------------------------------
Totals (# of heads by month/Fee Warrants                                                $ 227,225    75,000  122,700 5,450 203,150
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

The Board of e-commerce group Inc. may at its discression bring forward or delay any or all of The placements listed above
In the case of a delay the only commitment is to honor the payment for the placements as agreed to in the initial contract and highlighted above.
Each time a warrant is issued it remains restricted for one year from the date a person joins.
Should someone leave the company within the first 180 days the Warrants will be suspended until a replacement joins the company. In this case only 50% of the fee is due on the replacement head

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